EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Tamalpais Bancorp for the period ended September 30, 2009, as filed with the Securities Exchange Commission on the date hereof, I, Mark Garwood, Chief Executive Officer of Tamalpais Bancorp, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

such Quarterly Report on Form 10-Q of Tamalpais Bancorp for the period ended September 30, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

(2)

the information contained in such Quarterly Report on Form 10-Q of Tamalpais Bancorp for the period ended September 30, 2009, fairly presents, in all material respects, the financial condition and results of operations of Tamalpais Bancorp.

Dated: November 16, 2009

	BY:	/s/ Mark Garwood

MARK GARWOOD
President and Chief Executive Officer (Principal Executive Officer)